[LOGO] MUHLENKAMP FUND
Intelligent Investment Management

ANNUAL REPORT

December 31, 1999

Phone: l-800-860-3863
E-mail: FUND@MUHLENKAMP.COM
Web Site: www.muhlenkamp.com

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a currently effective prospectus of the Muhlenkamp Fund. Please call l-800-860-3863 for a free prospectus. Read it carefully before you invest.

                               THE MUHLENKAMP FUND
                       (A Portfolio of the Wexford Trust)

Dear Fellow Shareholders:

The Trustees and Management of the Muhlenkamp Fund are pleased to present this annual report of your Fund.

1999 was a challenging year in the investment markets. We got it partly right and partly wrong. The economy continued strong in nearly all respects with GDP (Gross Domestic Product) up 5.5% for the year. Employment remained strong, keeping the unemployment rate at 4.1%. Inflation remains under control, with the core CPI (Consumer Price Index) up 1.9% for the year. The core PPI (Producer Price Index) was also up 1.9% for the year.

Despite these numbers, economists and the bond market continue to fear that the strong economy must cause increased inflation, even though Reagan and Volcker disproved this theory nearly 20 years ago. This fear drove long-term Treasury yields from 5.4% at the beginning of the year to 6.7% at the end of the year, driving bond prices down 13% for their worst year ever. (The second worst year was 1994.) This rise in interest rates drove P/E (Price/Earnings) ratios lower for most stocks. Fully one-half of the stocks on both the NYSE and the NASDAQ declined in price, despite healthy increases in sales and earnings.

Against this background, public enthusiasm for a narrow list of high-tech stocks drove them to dramatic price gains. In the S&P 500 Index, just 30 stocks (of the 500) accounted for all of its gain for the year, and just 7 stocks accounted for one-half of the gain.

I once commented to a friend that most people buy stocks the way teenagers buy clothes, i.e. they buy into current fads. We have seen such behavior in the stocks that caught the fancy of the public in 1999. Until mid-year there was some rationale for the price levels of most stocks, even the most popular. Lately, many prices have lost all relationship to reality. It is hard to say how far a fad can run or when it will stop, but the enthusiasm works both ways, down as well as up. We currently see signs that the enthusiasm is waning.

We also see signs that the market is beginning to pick up on the trend begun in the second quarter of 1999. We said then that, as the fear of recession disappeared, the market's focus would shift from "Security Blankets" and internet stocks to a broader list of companies with good earnings and reasonable prices. We were right - for three months. Then the Fed and the institutional market shifted to a fear of increased inflation based on strong growth in GDP driving up interest rates - both short-term rates and long-term rates. The retail public ignored these fears. Reflecting a continued strong consumer confidence, it continued to play the "game of the stock market", merely rotating its focus from internet stocks to other technology stocks, primarily in telecommunications.

Today, similar to the second quarter of 1999, we are seeing strength in name cyclical stocks, indicating that some people are willing to bet on the strength in the economy. Since early December, we're also seeing strength in utilities (normally a proxy for bonds) although we haven't yet seen strength in the bond market itself. This indicates that bond investors are not yet willing to bet that inflation remains low. Since we now have nine months of data showing a strong economy and low inflation, our expectation is that the fears of inflation will soon subside, allowing interest rates and P/E's to stabilize and stock prices to reflect their earning gains of 1999 and 2000.If we are right, the strength should spread to the broad range of companies, which are doing very well in this economy. This broadening of strength should also close the huge valuation gap between the largest companies (and stocks) and the small and midsize companies. We continue to invest in good companies at cheap prices as indicated by the following table. We also continue to be bought out of a number of our holdings through mergers and management buyouts.

These buyouts confirm the values we see in our companies. It also validates that companies, at least, value themselves and their competitors much the way we do. We use these valuation methods because they have been proven reliable in all kinds of markets over a long period of time (over 50 years). Whether or not we're in a new economy is debatable, but ultimately, stock prices will reflect company values; and company values are determined by earnings and cash flows. So despite periodic excursions into the "growth" stocks of a given time, values in companies and stocks ultimately provide good returns.


                                                  EPS GROWTH    EPS GROWTH
                                         ROE        5-YEAR        1-YEAR     SALES GROWTH     P/E
                                         ---        ------        ------     ------------     ---
S&P Top 15                               25           21            20            16          48
Muhlenkamp Top 15                        23           26            31            14          22
Average Company                          15           -             10            -           15

Ronald H. Muhlenkamp
President
February 15, 200O

                              THE MUHLENKAMP FUND
                       (A Portfolio of the Wexford Trust)

                   A $10,000 INVESTMENT IN THE MUHLENKAMP FUND


MUHLENKAMP FUND
ANNUAL REPORT PLOT POINTS
12/31/99


                  12/31/89    12/31/90    12/31/91    12/31/92    12/31/93   12/31/94   12/31/95   12/31/96
Muhlenkamp Fund     10,000       8,514      12,379      14,335      16,930     15,711     20,896     27,164
S&P 500 Index       10,000       9,690      12,645      13,607      14,981     15,176     20,882     25,684

  12/31/97  12/31/98  12/31/99
   36,210    37,369    41,629
   34,263    44,062    53,315


The Standard & Poor's 500 Stock Index (S&P 500) is a capital-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange. This chart assumes an initial gross investment of $10,000 made on 12/3l/89. Returns shown include the reinvestment of all dividends. The Fund's past performance is not necessarily an indication of its future performance. It may perform better or worse in the future.

                          AVERAGE ANNUAL TOTAL RETURNS
                                (AS OF 12/31/99)

                                One Year  Five Year   Ten Year
                                --------  ---------   --------
               Muhlenkamp Fund   11.40%     21.51%     15.33%
               S&P 500           21.04%     28.56%     18.21%


                               THE MUHLENKAMP FUND
                       (A Portfolio of the Wexford Trust)

                        STATEMENT OF ASSETS & LIABILITIES

                                December 31, 1999

                                     ASSETS

INVESTMENTS, AT VALUE            (Identified cost $129,068,398)  $ 181,075,385
RECEIBABLE FOR FUND SHARES SOLD                                      1,941,067
DIVIDENDS RECEIVABLE                                                   175,235
INTEREST RECEIVABLE                                                      2,249
OTHER ASSETS                                                            11,818
                                                                        ------
     Total assets                                                  183,205,754

                                   LIABILITIES

COVERED PUT AND CALL OPTIONS WRITTEN, AT VALUE                       2,977,750
    (Premiums received $589,480)
PAYABLE TO CUSTODIAN                                                 1,132,203
PAYABLE FOR FUND SHARES PURCHASED                                       74,710
PAYABLE TO ADVISOR                                                     147,147
ACCRUED EXPENSES AND OTHER LIABILITIES                                 274,539
                                                                       -------
     Total liabilities                                               4,606,349
                                                                     ---------
NET ASSETS                                                       $ 178,599,405
                                                                 =============

                                   NET ASSETS

CAPITAL PAID IN ON SHARES OF BENEFICIAL INTEREST                  $128,969,814
ACCUMULATED NET REALIZED LOSS ON INVESTMENTS                           (10,875)
NET UNREALIZED APPRECIATION (DEPRECIATION) OF:
                                 Investments                        52,006,987
                                 Written options                    (2,388,271)
                                                                    ----------
NET ASSETS                                                        $178,599,405
                                                                  ============
SHARES OF BENEFICIAL INTEREST OUTSTANDING
     (unlimited number of shares authorized, $.001 par value)        4,344,743
NET ASSET VALUE PER SHARE                                              $ 41.11
                                                                       =======

                       See notes to financial statements.



                              THE MUHLENKAMP FUND
                       (A Portfolio of the Wexford Trust)

                             STATEMENT OF OPERATIONS

                          Year Ended December 31, 1999

INVESTMENT INCOME:
 Dividends                                              $ 1,794,894
 Interest                                                   268,448
                                                            -------
      Total investment income                             2,063,342

EXPENSES:
  Investment advisory fees          1,885,518
  Transfer agent fees & expenses      406,547
  Printing & mailing                   67,095
  Federal & state registration         30,865
  Custody fees                         30,177
  Fund accounting fees                 44,077
  Administration fees                  88,372
  Professional fees                    36,272
  Insurance                             3,020
  Miscellaneous                         5,498
                                        -----
       Total expenses               2,597,441
  Fees paid indirectly                (50,309)
                                      -------
     Net expenses                                         2,547,132
                                                          ---------
NET INVESTMENT LOSS                                       (483,790)
                                                          --------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized gain on investments                        3,671,407
  Change in unrealized appreciation or depreciation
  in value of :
     Investments                                         17,830,270
     Written options                                    (1,782,378)
                                                        ----------
  Net realized and unrealized gain on investments        19,719,299
                                                         ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS   $ 19,235,509
                                                       ============

                       See notes to financial statements.


                              THE MULHLENKAMP FUND
                       (A Portfolio of the Wexford Trust)

                       STATEMENT OF CHANGES IN NET ASSETS

                                                                         YEAR ENDED           YEAR ENDED
                                                                      DECEMBER 31, 1999    DECEMBER 31, 1998
                                                                      -----------------    -----------------
OPERATIONS:
            Net investment income (loss)                                  $ (483,790)           $ 387,575
            Net realized gain (loss) on investments                        3,671,407             (104,365)
            Change in unrealized appreciation or depreciation in value
                 of investments and written options                       16,047,892           (1,155,525)
                                                                          ----------           ----------
                 Net increase (decrease) in net assets
                 resulting from operations                                19,235,509             (872,315)
                                                                          ----------             --------
DISTRIBUTIONS TO SHAREHOLDERS:
            From net investment income                                             -             (392,344)
            From net realized gains                                       (3,428,553)                   -
                                                                          ----------              --------
               Total distributions to shareholders                        (3,428,553)            (392,344)
                                                                          ----------             --------
CAPITAL SHARE TRANSACTIONS:
            Proceeds from sale of shares                                  54,891,294          120,046,067
            Proceeds from shares issued to holders
              in reinvestment of dividends                                 3,348,810              381,937
            Cost of shares redeemed                                      (90,409,255)         (49,662,383)
                                                                         -----------          -----------
                 Net increase (decrease) in net assets resulting from
                   capital share transactions                            (32,169,151)          70,765,621
                                                                         -----------           ----------
                 Total increase (decrease) in net assets                 (16,362,195)          69,500,962
NET ASSETS:
            Beginning of year                                            194,961,600          125,460,638
                                                                         -----------          -----------
            End of year (including undistributed net investment
              loss of $0 and distributions in excess of
              net investment income of $538, respectively)             $ 178,599,405        $ 194,961,600
                                       =====                           =============        =============

                       See notes to financial statements.


                              THE MUHLENKAMP FUND
                       (A Portfolio of the Wexford Trust)

                              FINANCIAL HIGHLIGHTS

                                                                                YEAR ENDED DECEMBER 31,
                                                             --------------------------------------------------------------
                                                              1999          1998         1997          1996         1995
                                                              ----          ----         ----          ----         ----
NET ASSET VALUE, BEGINNING OF YEAR                             $ 37.65       $ 36.55      $ 27.52       $ 21.26      $ 16.23
INCOME FROM INVESTMENT OPERATIONS:
             Net investment income (loss) (1)                    (0.11)         0.08         0.18          0.14         0.21
             Net realized and unrealized gains on investments     4.37          1.10         8.98          6.23         5.14
                                                                  ----          ----         ----          ----         ----
                  Total from investment operations                4.26          1.18         9.16          6.37         5.35
LESS DISTRIBUTIONS:
             From net investment income                           0.00         (0.08)       (0.13)        (0.11)       (0.21)
             From net realized gains                             (0.80)         0.00         0.00          0.00        (0.11)
                                                                 -----          ----         ----          ----        -----
                  Total distributions                            (0.80)        (0.08)       (0.13)        (0.11)       (0.32)
                                                                 -----         -----        -----         -----        -----
NET ASSET VALUE, END OF YEAR                                   $ 41.11       $ 37.65      $ 36.55       $ 27.52      $ 21.26
                                                               =======       =======      =======       =======      =======
TOTAL RETURN                                                    11.40%         3.22%       33.28%        29.96%       32.90%
NET ASSETS, END OF PERIOD (in thousands)                     $ 178,599     $ 194,962    $ 125,461      $ 42,039     $ 23,571
RATIO OF TOTAL EXPENSES TO AVERAGE NET ASSETS                    1.38%         1.36%        1.44%         1.56%        1.40%
RATIO OF NET EXPENSES TO AVERAGE NET ASSETS                      1.35%         1.32%        1.33%         1.54%        1.35%
RATIO OF NET INVESTMENT INCOME (LOSS)
    TO AVERAGE NET ASSETS                                       (0.26%)        0.21%        0.53%         0.58%        1.10%
PORTFOLIO TURNOVER RATE                                         14.52%        27.03%       13.89%        16.90%       22.70%

(1) Computed on weighted average number of shares outstanding for the years ended December 31, 1995 - 1998.

                       See notes to financial statements.



                              THE MUHLENKAMP FUND
                       (A Portfolio of the Wexford Trust)

                            PORTFOLIO OF INVESTMENTS

                                DECEMBER 31, 1999

                                                                                  NUMBER OF SHARES
NAME OF ISSUER OR TITLE OF ISSUE                                                OR PRINCIPAL AMOUNT         VALUE
COMMON STOCK - 99.0%+
Aerospace - 1.3%+
                      * BE Aerospace, Inc.                                        273,500              $    2,307,656
                      * Teledyne Technologies, Inc.                                 5,714                      53,926
                                                                                                               ------
                                                                                                            2,361,582
                                                                                                            ---------

Airlines - 2.5%+
                        AMR Corp.                                                  14,000                     938,000
                        Air Express International Corp.                            32,343                   1,045,083
                      * Alaska Air Group                                           70,000                   2,458,750
                                                                                                            ---------
                                                                                                            4,441,833
                                                                                                            ---------

Appliances - 0.8%+
                      * Salton, Inc.                                               44,200                   1,477,937
                                                                                                            ---------

Autos and Recreational Vehicles - 8.3%+
                        Ford Motor Company                                        112,000                   5,985,000
                      * Monaco Coach Corp.                                         45,000                   1,150,313
                      * National RV Holdings                                      224,500                   4,321,625
                        Superior Industries                                        98,180                   2,632,452
                        Winnebago Industries, Inc.                                 40,000                     802,500
                                                                                                              -------
                                                                                                           14,891,890
                                                                                                           ----------

Banks - 9.3%+
                        Chase Manhattan                                            24,000                   1,864,500
                        Citigroup Inc.                                            180,000                  10,001,250
                        Mellon Financial Corp.                                    140,000                   4,768,750
                                                                                                            ---------
                                                                                                           16,634,500
                                                                                                           ----------

Brokerage - 8.5%+
                        A.G. Edwards                                               18,750                     601,172
                        Merrill Lynch                                             102,000                   8,517,000
                    #   Southwest Securities, Inc.                                219,598                   6,011,495
                                                                                                            ---------
                                                                                                           15,129,667
                                                                                                           ----------

Building Products - 4.1%+
                      * Griffon Corp.                                              48,000                     375,000
                        Owens Corning                                              90,000                   1,738,125
                        Southdown Inc.                                             60,000                   3,097,500
                        Texas Industries Inc.                                      47,400                   2,017,463
                                                                                                            ---------
                                                                                                            7,228,088
                                                                                                            ---------

Capital Goods - 4.1%+
                        Commercial Intertech                                      183,400                   2,338,350
                        Graco, Inc.                                               105,825                   3,796,472
                        IDEX Corp.                                                 41,250                   1,252,969
                      * Water Pik Technologies, Inc.                                2,000                      19,125
                                                                                                               ------
                                                                                                            7,406,916
                                                                                                            ---------

Finance - 9.9%+
                        Federal National Mortgage Assoc.                           74,400                   4,645,350
                        Morgan Stanley Dean Witter & Co.                           81,500                  11,634,125
                        National City Corp.                                        13,704                     324,614
                        Washington Mutual, Inc.                                    41,125                   1,069,250
                                                                                                            ---------
                                                                                                           17,673,339
                                                                                                           ----------

Furniture - 3.1%+
                      * Stanley Furniture, Inc.                                   305,500                   5,613,562
                                                                                                            ---------

Homebuilding - 4.5%+
                        American Woodmark Corp.                                    92,200                   2,235,850
                      * Beazer Homes USA, Inc.                                     27,400                     527,450
                      * Crossman Communities Inc.                                 180,000                   2,790,000
                      * NVR, Inc.                                                  53,600                   2,559,400
                                                                                                            ---------
                                                                                                            8,112,700
                                                                                                            ---------

Industrial Equipment - 1.2%+
                        JLG Industries, Inc.                                      128,100                   2,041,594
                                                                                                            ---------

Insurance - 6.4%+
                        Conseco, Inc.                                             384,608                   6,874,868
                        Fidelity National Financial                               238,881                   3,433,914
                      * Frontier Insurance                                         64,737                     222,533
                        Reliance Group Holdings Inc.                              132,500                     886,094
                                                                                                              -------
                                                                                                           11,417,409
                                                                                                           ----------

Medical - 1.5%+
                      * D & K Healthcare Resources, Inc.                           17,500                     255,938
                      * Eclipse Surgical Technologies, Inc.                        80,000                     590,000
                      * Orthodontic Centers of America, Inc.                      105,000                   1,253,438
                      * Scios, Inc.                                               140,000                     586,250
                                                                                                              -------
                                                                                                            2,685,626
                                                                                                            ---------

Metal - 0.9%+
                        Allegheny Technologies, Inc.                               20,000                     448,750
                      * RTI International Metals                                  154,200                   1,156,500
                                                                                                            ---------
                                                                                                            1,605,250
                                                                                                            ---------

Oils, Natural Gas and Energy Related - 6.7%+
                    # * Calpine Corp.                                             183,000                  11,712,000
                      * OMNI Energy Services                                      185,600                     208,800
                                                                                                              -------
                                                                                                           11,920,800
                                                                                                           ----------

Retail Jewelry - 0.1%+
                      * Piercing Pagoda, Inc.                                      10,000                     151,250
                                                                                                              -------

Technology - 23.9%+
                      * ATMI, Inc.                                                160,100                   5,293,306
                    # * Applied Materials                                         150,000                  19,003,125
                      * Atmel Corp.                                               130,000                   3,843,125
                        Computer Associates International, Inc.                   105,000                   7,343,438
                        Intel Corp.                                                88,000                   7,243,500
                                                                                                            ---------
                                                                                                           42,726,494
                                                                                                           ----------

Tobacco - 0.5%+
                        Phillip Morris                                             35,280                     818,055
                                                                                                              -------

Transportation - 1.4%+
                      * Arkansas Best Corp.                                       177,300                   2,127,600
                      * Rush Enterprises, Inc.                                     20,000                     290,000
                                                                                                              -------
                                                                                                            2,417,600
                                                                                                            ---------

                               Total Common Stocks (cost $125,360,426)                                    176,756,092
                                                                                                          -----------

BONDS AND NOTES - 2.4%+
                        General Motors Acceptance Corp.
                        -0-%, 6/15/15                                        $  5,000,000                   1,446,945
                        U.S. Treasury Strip
                        -0-%, 2/15/13                                             800,000                     328,175
                        U.S. Treasury Strip
                        -0-%, 11/15/24                                         12,880,000                   2,544,173
                                                                                                            ---------

                               Total Bonds and Notes (cost $3,707,972)                                      4,319,293
                                                                                                            ---------

TOTAL INVESTMENTS - 101.4%+
     (identified and tax cost of $129,068,398)                                                         $  181,075,385
                                                                                                       ==============

* Non income producing security.

+ Investments are shown as a percentage of net assets at December 31, 1999.

 # A portion of the shares have been committed as collateral for written option contracts.




                              THE MUHLENKAMP FUND
                       (A Portfolio of the Wexford Trust)

                           SCHEDULE OF OPTIONS WRITTEN

                                December 31, 1999


                                                                 NUMBER OF
                                                             CONTRACTS WRITTEN
UNDERLYING SECURITY/EXPIRATION DATE/EXERCISE PRICE        (100 SHARES PER CONTRACT)   VALUE
CALL OPTIONS
 Applied Materials
     Expiration January 2000, Exercise Price $40.00               100       $       880,000
 Applied Materials
     Expiration January 2002, Exercise Price $120.00               50               231,250
 Calpine Corporation
     Expiration January 2000, Exercise Price $37.00               400             1,060,000
 Calpine Corporation
     Expiration January 2000, Exercise Price $40.00               200               482,500
 Calpine Corporation
     Expiration January 2000, Exercise Price $50.00               200               282,500
PUT OPTIONS
 Southwest Securities
     Expiration March 2000, Exercise Price $30                     10                 5,500
 Southwest Securities
     Expiration March 2000, Exercise Price $35                     40                36,000
                                                                                     ------
TOTAL OPTIONS WRITTEN                                                       $     2,977,750
                                                                            ===============
      (Premiums received $589,480)

                       See notes to financial statements.


                               THE MUHLENKAMP FUND
                       (A Portfolio of the Wexford Trust)

                          NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

The Wexford Trust (the "Trust") was organized as a Massachusetts Business Trust on September 21, 1987 and operations commenced on November 1, 1988. The Trust is registered under the Investment Company Act of 1940, as amended. The Muhlenkamp Fund (the "Fund") is a portfolio of the Trust and is currently the only fund in the Trust.

The Fund operates as a diversified open-end mutual fund that continuously offers its shares for sale to the public. The Fund will manage its assets to seek a maximum total return to its shareholders, primarily through a combination of interest and dividends and capital appreciation by holding a diversified list of publicly traded stocks. The Fund may acquire and hold fixed-income or debt investments as market conditions warrant and when, in the opinion of its advisor, it is deemed desirable or necessary in order to attempt to achieve its investment objective.

The primary focus of the Fund is long-term and the investment options diverse. This allows for greater flexibility in the daily management of Fund assets. However, with flexibility also comes the risk that assets will be invested in various classes of securities at the wrong time and price.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

A summary of significant accounting policies applied by management in the preparation of the accompanying financial statements follows.

a. INVESTMENT VALUATIONS - Stocks and Bonds are valued at the latest sales price on the last business day of the fiscal period as reported by the securities exchange on which the issue is traded. If no sale is reported, the security is valued at the last quoted bid price.

b. INVESTMENT TRANSACTIONS AND RELATED INVESTMENT INCOME - Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded daily on the yield to maturity basis. Discounts and premiums on securities are amortized over the life of the respective securities. The Fund uses the specific identification method in computing gain or loss on the sale of investment securities.

c. FEDERAL TAXES - It is the Fund's policy to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal tax provision is required. In addition, the Fund will make sufficient distributions of its income and realized gains, if any, to avoid the payment of any federal excise taxes. Generally accepted accounting principles require that permanent differences between financial reporting and tax reporting be reclassified between various components of net assets. Accordingly, at December 31, 1999, reclassifications were recorded to decrease accumulated net investment loss by $484,328 and decrease capital stock by $484,328.

d. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS OF BENEFICIAL INTEREST - Dividends and distributions are recorded by the Fund on the record date.

e. USE OF ESTIMATES - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reported period. Actual results could differ from those estimates.

f. OPTIONS TRANSACTIONS - The Fund may write put and call options only if such options are considered to be covered. A written call option is considered to be covered when the writer of the call option owns throughout the option period the security on which the option is written. A written put option is considered covered when the writer of the put has deposited and maintained an amount equal to or greater than the exercise price of the put option.

When the Fund writes a covered call or put option, an amount equal to the premium received is included in the statement of assets and liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized. If a written call option is exercised, a gain or loss is realized for the sale of the underlying security and the proceeds from the sales are increased by the premium originally received. If a written put option is exercised, the cost of the security acquired is decreased by the premium originally received. As writer of an option, the Fund has no control over whether the underlying securities are subsequently sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the security underlying the written option.

The Fund may purchase put and call options. When the Fund purchases a call or put option, an amount equal to the premium paid is included in the Fund's statement of assets and liabilities as an investment, and is subsequently marked-to-market to reflect the current market value of the option. If an option expires on the stipulated expiration date or if the Fund enters into a closing sale transaction, a gain or loss is realized. If the Fund exercises a call, the cost of the security acquired is increased by the premium paid for the call. If the Fund exercises a put option, a gain or loss is realized from the sale of the underlying security, and the proceeds from such a sale are decreased by the premium originally paid. Written and purchased options are non-income producing securities.

3. INVESTMENT ADVISORY AND OTHER AGREEMENTS

Muhlenkamp & Co., Inc. (the "Advisor"), an affiliate of which an officer-stockbroker is a trustee of the Trust, receives a fee for investment management. The fee is computed and accrued daily based on the net asset value at the close of business and is equal to 1% per annum. The Advisor is permitted to charge the Fund for some or all of its routine administration costs which totaled $126,307 for the year ended December 31, 1999. The reimbursement consists of the following:

     Federal & state registration                 $42,566
     Printing & mailing                            60,986
     Legal & audit                                  1,137
     Insurance                                      1,088
     Miscellaneous                                 20,530
                                                   ------
     Total                                       $126,307
                                                 ========

Effective April 1, 1999, Firstar Mutual Fund Services, LLC ("Firstar") began providing administration services to the Fund. As compensation for this service, Firstar receives a fee at an annual rate of 0.06% of the Fund's first $350 million of average daily net assets, 0.05% of the next $400 million, and 0.03% on the remaining balance. Effective May 1, 1999, Firstar also began providing accounting and transfer agent services which were previously provided by American Data Services, Inc. As compensation for its accounting services, Firstar receives $22,000 for the first $40 million of the Fund's average daily net assets, 0.01% on the next $200 million, and 0.005% on the remaining balance. As compensation for its transfer agent services, Firstar receives $14.00 per shareholder account or a minimum fee of $22,500, whichever is greater. Firstar Bank, N.A. serves as custodian for the Fund.

4. CAPITAL SHARE TRANSACTIONS

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest with a par value of $.00l per share. Transactions in capital shares of the Fund were as follows:

                                                       YEAR ENDED DECEMBER 31, 1999       YEAR ENDED DECEMBER 31, 1998
                                                        ----------------------------    ------------------------------
Shares outstanding, beginning of year                            5,178,767                        3,432,778
Shares sold                                                      1,361,481                        3,066,602
Shares issued to shareholders in reinvestment of
dividends                                                           84,183                           10,376
Shares redeemed                                                 (2,279,688)                      (1,330,989)
                                                                -----------                      -----------
Shares outstanding, end of year                                  4,344,743                        5,178,767
                                                                 =========                        =========

5. COVERED PUT AND CALL OPTIONS

The Fund's activity in written options for the year ended December 31, 1999 was as follows:

                                                            NUMBER OF CONTRACTS                PREMIUMS RECEIVED
                                                        -----------------------------     -----------------------------
Options outstanding, beginning of year                             1,300                            $551,082
Options written                                                    1,378                             793,660
Options exercised                                                    (10)                             (2,095)
Options expired                                                     (578)                           (273,578)
Options closed                                                    (1,090)                           (479,589)
                                                                  -------                          ---------
Options outstanding, end of year                                   1,000                           $ 589,480
                                                                   =====                           =========


6. INVESTMENT TRANSACTIONS

Purchases and sales of investment securities, excluding short-term securities, for the year ended December 3 1, 1999 were as follows:

                         PURCHASES                                                      SALES
------------------------------------------------------------- -----------------------------------------------------------
       U.S. GOVERNMENT                     OTHER                    U.S. GOVERNMENT                    OTHER
       ---------------                     -----                    ---------------                    -----
             $ 0                        $27,212,045                    $8,726,427                   $57,515,763

The components of the net unrealized appreciation in the value of the investments held at December 31, 1999 for both financial reporting and tax purposes are as follows:

Gross unrealized appreciation of investments . .  . .    $73,719,329
Gross unrealized depreciation of investments . .  . .    (21,712,342)
                                                         --------------
Net unrealized appreciation of investments . . .  . . .   $52,006,987
                                                          ===========

At December 31, 1999, the cost of investments for federal income tax purposes was $129,068,398.

7. DIRECTED BUSINESS ARRANGEMENT

The Fund has a directed business arrangement with Capital Institution Services, Inc. ("CIS"). Upon the purchase and/or sale of investment securities, the Fund pays a brokerage commission to CIS. These commission payments generate nonrefundable cumulative credits which are available to pay certain expenses of the Fund, such as performance measurements, pricing information, custodian and record keeping services, legal, accounting and other administrative costs. The commission credits redeemed during the year were utilized by the Fund to pay accounting fees due to the Independent Auditors, transfer agent fees and fund accounting.

The following is an analysis of commissions credits generated, utilized and available to pay future expenses of the Fund:

Balance, December 31, 1998  . . . . . . . . . . .. . . . . . . . .      $13,857
Commission credits generated in 1999 . . . . . . . . . . . . . . .       55,963
Commission credits utilized:
         Auditor fees . . . . .. . . . . . . . .  . . . . . . . .       (15,700)
         Transfer agent fees . . . . . . . . . .  . . . . . . . .       (34,609)
                                                                        -------
Balance, December 31, 1999  . . . . . . . . . . .. . . . . . . . .      $19,511
                                                                        =======

For the year ended December 31, 1999, total Fund operating expenses, as a percentage of average net assets were 1.38% without the commission credits. With the commission credits, net Fund operating expenses as a percentage of average net assets were 1.35% for the same period.


                               THE MUHLENKAMP FUND
                       (A Portfolio of the Wexford Trust)

                          INDEPENDENT AUDITOR'S REPORT

To the Trustees of the Wexford Trust and Shareholders of the Muhlenkamp Fund:

We have audited the accompanying statement of assets and liabilities of the Muhlenkamp Fund (the "Fund"), including the portfolio of investments, as of December 31, 1999, and the related statements of operations for the year then ended, the statements of changes in net assets for the years ended December 31, 1999 and 1998, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Muhlenkamp Fund as of December 31, 1999, the results of its operations for the year then ended, the changes in its net assets for the years ended December 31, 1999 and December 31, 1998, and the financial highlights for the periods presented, in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP
January 31,2000


                               INVESTMENT ADVISOR
                           Muhlenkamp & Company, Inc.
                               12300 Perry Highway
                                Wexford, PA 15090

                        ADMINISTRATOR AND TRANSFER AGENT
                        Firstar Mutual Fund Services, LLC
                             615 E. Michigan Street
                               Milwaukee, WI 53202

                                    CUSTODIAN
                               Firstar Bank, N.A.
                                425 Walnut Street
                              Cincinnati, OH 45201

                                    AUDITORS
                              Deloitte & Touche LLP
                               2500 One PPG Place
                              Pittsburgh, PA 15222